Exhibit 10.6

VALLON PHARMACEUTICALS, INC.
NONQUALIFIED STOCK OPTION AGREEMENT

Notice of Stock Option Grant

Vallon Pharmaceuticals, Inc. (the “Company”), grants to the Grantee named below, in accordance with the terms of Vallon Pharmaceuticals, Inc. 2018 Equity Incentive Plan (the “Plan”) and this Nonqualified Stock Option Agreement (the “Agreement”), an option (the “Stock Option”) to purchase the number of shares of common stock of the Company (the “Shares”) at the exercise price per Share (“Exercise Price”) as follows:

Name of Grantee:	[•]

Number of Shares:	[•] Shares

Exercise Price:	$ [•] per Share

Date of Grant:	October[•], 2018

Vesting Dates:

* * *

THE STOCK OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

Terms of Agreement

1.            Grant of Stock Option. Subject to and upon the terms, conditions, and restrictions set forth in the Plan and this Agreement, the Company hereby grants to the Grantee as of the Date of Grant this Stock Option to purchase the number of Shares at the Exercise Price as set forth above. This Stock Option is intended to be a nonqualified stock option and shall not be treated as an “incentive stock option” within the meaning of that term under Section 422 of the Code.

2.            Vesting of Stock Option.

(a)            Unless and until terminated as hereinafter provided, the Stock Option shall vest and become exercisable with respect to the percentage of Shares set forth next to each vesting date above (each a “Vesting Date”) (subject to rounding conventions adopted by the Company from time to time; provided that in no event will the total Shares issued exceed the total granted under the award), provided that the Grantee shall have remained in the continuous employ of the Company or a Subsidiary through the applicable Vesting Date.

(b)            Any portion of the Stock Option that has not yet vested pursuant to Section 2(a) of this Agreement shall be forfeited automatically and without further action or notice upon the termination of the Grantee’s employment or other service with the Company or any Subsidiary for any reason whatsoever, regardless of the circumstances thereof, and including, without limitation, termination of employment or other service upon death, disability, retirement, or discharge or resignation for any reason, whether voluntary or involuntary.

3.            Exercise of Stock Option.

(a)            To the extent that the Stock Option becomes vested and exercisable in accordance with this Agreement, the Stock Option may be exercised in whole or in part from time to time by written notice to the Company or its designee stating the number of Shares for which the Stock Option is being exercised (which number must be a whole number and must be for at least 50 Shares), the intended manner of payment, and such other provisions as may be required by the Company or its designee. The vested portion of the Stock Option may be exercised, during the lifetime of the Grantee, only by the Grantee, or in the event of his legal incapacity, by his guardian or legal representative acting on behalf of the Grantee in a fiduciary capacity under state law and court supervision. If the Grantee dies before the expiration of the Stock Option, all or part of this Stock Option may be exercised (prior to expiration) by the personal representative of the Grantee or by any person who has acquired this Stock Option directly from the Grantee by will, bequest or inheritance but only to the extent that the Stock Option was vested and exercisable upon the Grantee’s death.

(b)            The Exercise Price is payable in accordance with the methods set forth in Section 5(e) of the Plan.

4.            Term of Stock Option. The Stock Option will terminate on the earliest of the following dates:

(a)            One year after termination of the Grantee’s employment or service as a result of his death or Disability (as defined in Section 22(e)(3) of the Code);

(b)            Immediately, upon termination of the Grantee’s employment or service for Cause;

(c)            Three months after termination of the Grantee’s employment or service for any reason other than for Cause or as a result of death or Disability; or

(d)            Ten years from the Date of Grant.

The Grantee agrees that the Company and its officers, employees, attorneys and agents do not have any obligation to notify him or her prior to the expiration of this Stock Option pursuant to this Section 4, regardless of whether this Stock Option will expire at the end of its full term or on an earlier date related to the termination of the Grantee’s employment or service. The Grantee further agrees that he or she has the sole responsibility for monitoring the expiration of this Stock Option and for exercising this Stock Option, if at all, before it expires.

5.            Delivery of Shares. Subject to the terms and conditions of this Agreement, Shares shall be issuable to the Grantee as soon as administratively practicable following the date the Grantee (a) exercises the Stock Option in accordance with Section 3 hereof, (b) makes full payment to the Company or its designee of the Exercise Price and (c) makes arrangements satisfactory to the Company (or any Subsidiary, if applicable) for the payment of any required withholding taxes related to the exercise of the Stock Option.

6.            Taxes and Withholding. The Grantee is responsible for any federal, state, local or other taxes with respect to the exercise of the Stock Option and the delivery of Shares under this Agreement. To the extent the Company or any Subsidiary is required to withhold any federal, state, local, foreign or other taxes in connection with the delivery of Shares under this Agreement, then, except as otherwise provided below, the Company or Subsidiary (as applicable) shall retain a number of Shares otherwise deliverable hereunder with a value equal to the required withholding (based on the Fair Market Value of the Shares on the date of delivery); provided that in no event shall the value of the Shares retained exceed the maximum statutory tax rates in the applicable taxing jurisdictions. Notwithstanding the preceding sentence, the Grantee may elect, on a form provided by the Company and subject to any terms and conditions imposed by the Company, to pay or provide for payment of the required tax withholding.

7.            Transferability. The Stock Option and any Shares acquired thereunder are subject to the transfer restrictions set forth in Section 9 of the Plan.

8.            No Service Contract. Nothing contained in this Agreement shall confer upon the Grantee any right with respect to continuance of employment or service by the Company and its Subsidiaries, nor limit or affect in any manner the right of the Company and its Subsidiaries to terminate the employment or service of the Grantee or adjust the compensation of the Grantee.

9.            Compliance with Law.

(a)            The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

(b)            Regardless of whether the offer and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state or other relevant jurisdiction, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on the stock certificates (or electronic equivalent) or the imposition of stop-transfer instructions) and may refuse (or may be required to refuse) to transfer Shares acquired hereunder (or Shares proposed to be transferred in a subsequent transfer) if, in the judgment of the Company, such restrictions, legends or refusal are necessary or appropriate to achieve compliance with the Securities Act or other relevant securities or other laws, including without limitation under Regulation S of the Securities Act or pursuant to another available exemption from registration.

(c)            The Grantee represents and agrees that the Shares to be acquired upon exercising this Stock Option will be acquired for investment, and not with a view to the sale or distribution thereof. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Grantee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this Stock Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(d)            Each Share certificate in respect of the any Shares delivered pursuant to this Agreement will bear a restrictive legend substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 903 OR RULE 904 UNDER THE SECURITIES ACT, PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE ISSUER SO REQUESTS), OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT.”

Such Share certificate will bear such other legends in a form specified by the Company.

10.          Adjustments. The Exercise Price and the number and kind of shares of stock covered by this Agreement shall be subject to adjustment as provided in Section 10(a) of the Plan. In the event that the Company is a party to a Change in Control, this Stock Option shall be subject to the treatment provided by the Board in its sole discretion, as provided in Section 10(b) of the Plan.

11.          Amendments. Subject to the terms of the Plan, the Board may modify this Agreement upon written notice to the Grantee. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto. Notwithstanding the foregoing, no amendment of the Plan or this Agreement shall adversely affect in any material way the rights of the Grantee under this Agreement without the Grantee’s consent.

12.          Severability. In the event that one or more of the provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

13.          Relation to Plan. This Agreement and the Plan contain the entire agreement and understanding of the parties with respect to the subject matter contained in this Agreement, and supersede all prior written or oral communications, representations and negotiations in respect thereto. In the event of any inconsistency between the provisions of this Agreement and the Plan, the Plan shall govern. Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan. The Board acting pursuant to the Plan, as constituted from time to time, shall, except as expressly provided otherwise herein, have the right to determine any questions which arise in connection with the grant of the Stock Option.

14.          Plan Discretionary. The Grantee understands and acknowledges that (a) the Plan is entirely discretionary, (b) the Company and the Grantee’s employer have reserved the right to amend, suspend or terminate the Plan at any time, (c) the grant of a Stock Option does not in any way create any contractual or other right to receive additional grants of Stock Options (or benefits in lieu of options) at any time or in any amount and (d) all determinations with respect to any additional grants, including (without limitation) the times when Stock Options will be granted, the number of Shares offered, the Exercise Price and the vesting schedule, will be at the sole discretion of the Company.

15.          Extraordinary Compensation. The value of this Stock Option shall be an extraordinary item of compensation outside the scope of the Grantee’s employment or service contract, if any, and shall not be considered a part of his or her normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

15.            Successors and Assigns. Without limiting Section 7 hereof, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of the Grantee, and the successors and assigns of the Company.

16.            Governing Law. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.

17.            Tax Consequences (No Liability for Discounted Stock Options). The Grantee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Grantee’s tax liabilities. The Grantee shall not make any claim against the Company or its Board, officers or employees related to tax liabilities arising from the Stock Option or the Grantee’s other compensation. In particular, the Grantee acknowledges that the Stock Option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant. Since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Board or by an independent valuation firm retained by the Company. The Grantee acknowledges that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and the Grantee shall not make any claim against the Company or its Board, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

[Signatures are on the following page]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer and the Grantee has also executed this Agreement, as of the Date of Grant.

VALLON PHARMACEUTICALS, INC.

By:

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan and understands that the Stock Option granted hereby is subject to the terms of the Plan and of this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan and this Agreement, are hereby agreed to, by the undersigned as of the Date of Grant.

[Name]

Date